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                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                        FS VARIABLE ANNUITY ACCOUNT FIVE
                         SUPPLEMENT TO THE PROSPECTUSES

             SEASONS ADVANTAGE VARIABLE ANNUITY DATED JULY 27, 2009
               SEASONS ELITE VARIABLE ANNUITY DATED JULY 27, 2009
             SEASONS SELECT II VARIABLE ANNUITY DATED JULY 27, 2009
            SEASONS TRIPLE ELITE VARIABLE ANNUITY DATED JULY 27, 2009

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THE FOLLOWING REPLACES THE DISCLOSURE UNDER THE HEADING "EXTENDED LEGACY
PROGRAM" AND SUBHEADING "OTHER BENEFICIARY CONTINUATION OPTIONS" IN THE DEATH BENEFITS SECTION OF THE PROSPECTUS:

EXTENDED LEGACY PROGRAM

The Extended Legacy Program, if available, can allow a Beneficiary under a SunAmerica Annuity or First SunAmerica contract(s) to take the death benefit amount in the form of withdrawals over a longer period of time, with the flexibility to withdraw more than the IRS required minimum distribution. The Beneficiary may elect the Extended Legacy Program on the Death Claim Form which may be requested from the Annuity Service Center after the death of the original Owner. Upon election of the Extended Legacy Program, the contract continues in the original Owner's name for the benefit of the Beneficiary. Generally, IRS required minimum distributions must be made at least annually over a period not to exceed the Beneficiary's life expectancy as determined in the calendar year after the Owner's death.

If the Beneficiary elects to participate in this program and the contract value is less than the death benefit amount as of the date we receive satisfactory proof of death and all required paperwork, we will increase the contract value by the amount which the death benefit exceeds contract value.

There are certain limitations applicable to the Extended Legacy Program. No Purchase Payments are permitted. Living Benefits or Death Benefits that may have been elected by the original Owner will no longer apply and any charges associated with these features will no longer apply. The contract may not be assigned and ownership may not be changed or co-owned. The Extended Legacy Program does not apply to rollovers from other companies.

We may offer Variable Portfolios currently available under the Separate Account to the Beneficiary upon election of the Extended Legacy Program. These Variable Portfolios may differ than those available to the original Owner. In addition, these Variable Portfolios may have higher Underlying Fund fees, particularly 12b-1 fees, under the Extended Legacy Program. Any Fixed Accounts that may have been available to the original Owner will no longer be available.

In the event of the Beneficiary's death, any remaining contract value will be paid to the person(s) named by the Beneficiary.

Beginning on the date we receive all applicable documentation that the claim process is complete and in Good Order to take the death benefit amount under the Extended Legacy Program, we will deduct an annual Separate Account Charge of 1.40% which is deducted daily from the average daily ending net asset value allocated to the Variable Portfolios. The Beneficiary may request transfers among Variable Portfolios, subject to the same limitations and restrictions that applied to the original Owner. The Beneficiary may withdraw all or a portion of the contract value at any time and withdrawals are not subject to withdrawal charges. Additionally, the Beneficiary may choose to participate in the Systematic Withdrawal Program and the Automatic Asset Rebalancing Program.

OTHER BENEFICIARY CONTINUATION OPTIONS

Alternatively to the Extended Legacy Program, the Beneficiary may also elect to receive the death benefit under a 5-year settlement option. The Beneficiary may take withdrawals as desired, but the entire contract value must be distributed by December 31st of the year containing the fifth anniversary of death. For IRAs, the 5-year payout option is not available if the date of death is after the required beginning date for distributions (April 1 of the year following the year the original Owner reaches the age of 70 1/2).

Please consult a qualified adviser regarding tax implications of these options and your particular circumstances.


Dated:  August 27, 2010


                Please keep this Supplement with your Prospectus.